EXHIBIT 10.9(b)


    AMENDMENT TO THE ITALIAN DISTRIBUTION AGREEMENT DATED SEPTEMBER 9TH, 2003

             BETWEEN CORONADO INDUSTRIES, INC. AND EUPHARMED S.R.L.


     THIS is an AMENDMENT to the existing Italian Distribution Agreement, dated September 9, 2003, by and between, Coronado Industries, Inc. having its headquarters at 16929 E. Enterprise Drive, Suite 202, Fountain Hills, Arizona 85268 (hereinafter referred to as "CI"), and Eupharmed s.r.l. having offices at Via del Casale Giuliani 46, 00141, Rome, ITALY (hereinafter referred to as "EuP").

     The Parties wish to modify sections 2, 4 and 9 of the Italian Distribution Agreement as follows

     SECTION 2. PRICE, RETURNS, PURCHASE OBLIGATIONS, PRODUCT SUPPLY

     2.1(d) The supply prices will be fixed until June, 2008. Beginning in July, 2008 CI can adjust the supply price based on a reported U.S. manufacturing inflation index, with such adjustment using 2003 as the base year.

     2.2(i) EuP will have the following  monthly minimum  purchase  requirements
            ('Monthly Minimum')

                    Calendar Year                    Monthly Minimums
            --------------------------------------------------------------------
            November 2004                                   *
            --------------------------------------------------------------------
            December 2004                                   *
            --------------------------------------------------------------------
            January 2005 to December 2008                   *
            --------------------------------------------------------------------
           * [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

     2.3 Terms of payment shall be net 60 days upon receipt of merchandise by EuP

     2.8 CI will provide EuP with an additional 20 controllers, free of charge, in support of additional clinical trials which they may perform as part of their market introduction. The controllers are intended to be placed with physicians or institutions which are not involved with the clinical trial described under Section 8 of the original agreement and are not intended for commercial sale. In the event the controllers are not used in such trials they will be returned to CI.

4.   NOTICES

     Any notices will be sent via facsimile and by a recognized express mail carrier:

     If to EuP:            EuPharmed s.r.l.
                           Via del Casale
                           Giuliani 46, 00141
                           Rome, ITALY
                           Attn: Mr. Ignazio Cane
                           Facsimile # +39 6 454 356 73


Page 1 Amendment to Eupharmed Italian Distribution Agreement - September 2, 2004

     If to CI:             Coronado Industries
                           16929 E. Enterprise Drive, Suite 202
                           Fountain Hills, Arizona  85268
                           Attention: CEO
                           CC: Director of Operations
                           Facsimile +1 480 837 6870

or to such other address as either party may hereafter designate by notice to the other party. The date of giving of any such notice shall be on the date received from an express mail carrier.

SECTION 9. TERM AND TERMINATON

     9.1 The term of this Agreement shall be for a period of five (5) years from the September 1, 2004. EuPharmed may extend the term for an additional two (2) years by agreeing to a minimum purchase of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] (controllers and/or rings) in year six (6) and seven (7). Following the initial 7 year term outlined above, this Agreement will be automatically renewable on an annual basis, unless either Party notifies the other 6 months prior to expiration of the initial term, or each annual extension, of their intention not to renew,

     All  other  terms  and  conditions   contained  in  the  original   Italian
Distribution Agreement and its amendments remain the same

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

CORONADO INDUSTRIES, INC.                   EUPHARMED, s.r.l.

By:     /s/ Gary R. Smith                   By:    /s/ Alberto Aiuto
    --------------------------                  ---------------------------
Name:   Gary R. Smith                       Name:  Alberto Aiuto
Title:  President                           Title: Managing Director
Date    __________________________          Date:  __________________________


Page 2 Amendment to Eupharmed Italian Distribution Agreement - September 2, 2004